EXHIBIT 10.2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ROBOTIC VISION SYSTEMS, INC. (THE "COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR EXEMPTION THEREFROM, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          Robotic Vision Systems, Inc.

                              Common Stock Warrant

                          Issuance Date: June 25, 2004

      Robotic Vision Systems, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, RVSI Investors, L.L.C. (the "Purchaser") or its permitted assigns (the Purchaser or such permitted assigns at the time being the registered holder or holders hereof being hereinafter referred to as "Holder") under the terms of this warrant (this "Warrant") is entitled, subject to the terms set forth below, to acquire from the Company, at an exercise price of $0.01 per share (the "Exercise Price"), at any time or from time to time on or after the Issuance Date set forth above and prior to 5:00 P.M., New York City time, on the third anniversary of the Termination Date (the "Expiration Date"), good and valid title to the Vested Number (defined below) of duly authorized, fully paid and non-assessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"; such shares of Common Stock, in each case as the number of such shares may be adjusted from time to time pursuant to Section 2.4 and the provisions of the Company's Certificate of Incorporation, are herein referred to as the "Warrant Shares"). For the purposes of this Warrant, the term "Vested Number" shall mean, as of the applicable Date of Determination (defined below):

      (a) 150,000 Warrant Shares, if the aggregate amount of Revolving Advances, as of such Date of Determination, has never exceeded $13,000,000; or

      (b) 200,000 Warrant Shares, if the aggregate amount of Revolving Advances outstanding under the Credit Agreement ever exceeds $13,000,000 but, as of such Date of Determination, has never exceeded $14,000,000; or

      (c) 250,000 Warrant Shares, if the aggregate amount of Revolving Advances outstanding under the Credit Agreement ever exceeds $14,000,000 but, as of such Date of Determination, has never exceeded $15,000,000; or

      (d) 450,000 Warrant Shares, if the aggregate amount of Revolving Advances outstanding under the Credit Agreement has ever exceeded $15,000,000.

The "Date of Determination" shall mean, with respect to each exercise or conversion of this Warrant, the date of notice of such exercise or conversion. The Vested Number of Warrant Shares shall be determined anew as of each Date of Determination. The Vested Number of Warrant Shares shall never exceed 450,000 in the aggregate, subject to adjustment pursuant to section 2.4 hereof. As of any Date of Determination, the number of Warrant Shares available for an exercise or conversion hereof shall be the Vested Number, determined as of such Date of Determination, less the aggregate number of Warrant

Shares which were the subject of a previously consummated or a pending exercise or conversion. All Warrant Shares shall be (i) free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (each a "Lien") created by or in respect of the Company and (ii) not subject to preemptive rights.

      Certain capitalized terms not otherwise defined herein shall have the meanings set forth in Section 4 hereof or in the Credit Agreement.

Section 1. EXERCISE OF WARRANT.

      1.1. Exercise. Subject to Section 10, this Warrant may be converted or exercised by Holder, in whole or in part, at any time and from time to time on or after the Issuance Date and prior to 5:00 p.m. New York City time on the Expiration Date by surrender of this Warrant, together with the form of notice of exercise (in the form attached hereto as Exhibit A) duly completed and executed by Holder, to the Company at its principal office and accompanied by payment in full, in cash or by check payable to the order of the Company, in the amount of the aggregate Exercise Price for the Warrant Shares covered by such exercise. In lieu of exercising this Warrant pursuant to the immediately preceding sentence, Holder shall have the right to require the Company to convert this Warrant, in whole or in part and at any time or times prior to 5:00 p.m. New York City time on the Expiration Date (the "Conversion Right"), into Warrant Shares, by surrendering this Warrant to the Company accompanied by a conversion notice (in the form attached hereto as Exhibit B) that has been duly completed and signed. Upon exercise of the Conversion Right, the Company shall deliver to Holder (without payment by Holder of any Exercise Price) that number of Warrant Shares that is equal to the quotient obtained by dividing (x) the value of this Warrant (or the portion thereof being converted) at the time the Conversion Right is exercised, determined by subtracting the aggregate Exercise Price for the Warrant (or such portion thereof being converted) immediately prior to the exercise of the Conversion Right from the aggregate current market price (determined on the basis of the Current Market Price Per Share) of that number of Warrant Shares purchasable upon exercise of this Warrant (or such portion thereof) immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to this Warrant) by (y) the Current Market Price Per Share of one share of Common Stock immediately prior to the exercise of the Conversion Right. Any references in this Warrant to the "exercise" of any Warrants, and the use of the term "exercise" herein, shall be deemed to include, without limitation, any exercise of the Conversion Right. For purposes of Rule 144 promulgated under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued upon exercise of a Conversion Right shall be deemed to have been acquired by Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Issuance Date. In the event this Warrant is not exercised in full, the Warrant Shares shall be reduced by the number of Warrant Shares subject to such partial exercise, and the Company, at its expense, shall forthwith issue and deliver to Holder a new Warrant of like tenor in the name of Holder, reflecting the number of Warrant Shares remaining after such exercise.

      1.2. Delivery of Stock Certificates. Promptly upon exercise of this Warrant in full or in part, the Company will issue and deliver to Holder, a certificate or certificates, in such name or names as such Holder may designate, for the number of fully paid and non-assessable shares of Common Stock to which Holder shall be entitled on such exercise. The Warrant Shares issuable upon exercise of this Warrant shall be affixed with the following legend:

            "This security has not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The holder hereof, by purchasing this security, agrees for the benefit of Robotic Vision Systems, Inc. that this security may be resold, pledged or otherwise transferred only pursuant to an effective registration statement under the Securities Act or exemption therefrom, in each case in accordance with any applicable securities laws of any state of the United States. This security may be pledged, but not transferred in violation of the foregoing, in connection with a bona fide margin account or other loan secured by such securities."

      The Company agrees that the foregoing legend shall be removed from any such certificates at the request of the Purchaser (i) upon any sale pursuant to an effective registration statement under the Securities Act, (ii) upon any sale pursuant to Rule 144 under the Securities Act, or (iii) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

      1.3. Fractional Shares. This Warrant may not be exercised as to fractional shares of Common Stock. If any fraction of a share of Common Stock would be issuable, except for the provisions of this Section 1.3, on the exercise of the Warrant in full or in part, the Company shall pay a cash adjustment in respect of such fractional interest equal to the product of (x) such fractional interest and (y) the Current Market Price Per Share as of the date this Warrant is surrendered for exercise as provided in Section 1.1.

Section 2. CERTAIN OBLIGATIONS OF THE COMPANY.

      2.1. Reservation of Stock. The Company covenants that it will at all times reserve and keep available, free from preemptive rights and antidilution adjustments upon issuance, solely for the purpose of effecting the exercise of this Warrant, a number of shares of Common Stock equal to the total number of Warrant Shares then issuable upon the exercise of this Warrant. The Company will from time to time, in accordance with the laws of its state of incorporation, take action to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of this Warrant.

      2.2. Corporate Actions. The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Agreement and the Company's Certificate of Incorporation, be fully paid and nonassessable, free from all taxes with respect to the issuance thereof (other than income taxes, if any, related to ordinary income attributable to Holder) and from all Liens. The Company will not, by amendment of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not permit the par value or the determined or stated value of any shares of Common Stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants from time to time outstanding, including, without limitation, amending its Certificate of Incorporation, and (c) will not take any action that results in an adjustment in the number of Warrant Shares obtainable upon the exercise of this Warrant if the total number of shares of Common Stock (or other securities) issuable after such action upon the exercise of this Warrant would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's Certificate of Incorporation and available for purpose of issuance upon such exercise.

      2.3. Maintenance of Office. The Company will maintain an office, initially at 486 Amherst Street, Nashua, New Hampshire 03063, where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to Holder, at the address of Holder appearing on the books of the Company, of each change in the location of such office.

      2.4. Adjustment of Warrant Shares Purchasable.

            (a) The Vested Number of Warrant Shares that may be acquired upon the exercise or conversion of this Warrant and the Exercise Price of such shares are subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 2.4 at any time or from time to time after the Issuance Date and prior to the Expiration Date.

            (b) If the Company shall, after the Issuance Date, (i) declare or pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide (by any share split, share dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, (iii) combine (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of capital stock by reclassification of its shares of Common Stock, the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such dividend or distribution or the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that Holder shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the happening of any of the events described above as if this Warrant had been exercised immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this paragraph (b) shall become effective immediately after the opening of business on the business day next following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the business day next following the effective date in the case of a subdivision, combination or reclassification.

            (c) In the event that the provisions of this Section 2.4 fail as a result of an unintentional oversight to provide expressly for the adjustment of the Exercise Price or the Vested Number of Warrant Shares purchasable upon exercise of this Warrant under circumstances that, based upon the purposes and intentions expressed herein, would otherwise have been addressed, the Board of Directors of the Company shall, in good faith, cause an equitable adjustment to be made to the Exercise Price or the Vested Number of Warrant Shares purchasable upon exercise of the Warrant to correct such an oversight.

            (d) If the Company shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all of its Common Stock, sale of all or substantially all of the Company's assets or recapitalization of the shares of Common Stock and excluding any transaction as to which Section 2.4(b) applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which all or substantially all of the shares of Common Stock are converted into the right to receive shares, securities or other property (including cash or any combination thereof), this Warrant shall thereafter be exercisable into the kind and amount of shares, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which this Warrant was exercisable immediately prior to such Transaction, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this paragraph (f) the kind and amount of shares, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The Company shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (f), and it shall not consent or agree to the occurrence of any Transaction until the Company has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of Holder that will contain provisions enabling Holder to exercise into the consideration received by holders of shares of Common Stock at the Exercise Price in effect immediately prior to such Transaction. The provisions of this paragraph (f) shall similarly apply to successive Transactions.

            (e) Notwithstanding any other provisions of this Section 2.4, the Company shall not be required to make any adjustment of the Exercise Price: (i) for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts of cash in shares of Common Stock under such plan; or (ii) the issuance of options and the shares of Common Stock issued upon exercise of such options pursuant to an employee, consultant or director stock option program approved by the Board of Directors of the Company. All calculations under this Section 2.4 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this Section 2.4 to the contrary notwithstanding, the Company shall be entitled, to the extent permitted by law, to make such reductions in the Exercise Price, in addition to those required by this Section 2.4, as it in its discretion shall determine to be advisable in order that any share dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase shares or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

            (f) Whenever the Exercise Price is adjusted, as herein provided, Holder shall thereafter prior to the Expiration Date be entitled to purchase the number of Warrant Shares obtained by multiplying such Exercise Price by the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and by dividing the product by the Exercise Price resulting from such adjustment.

            (g) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly cause to be prepared a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Warrant Holder in accordance with
Section 7.

      2.5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares issuable upon the exercise of this Warrant in a name other than that of Holder. Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

Section 3. NOTICE OF CERTAIN EVENTS.

      If at any time:

            (a) the Company shall declare any dividend or distribution payable to the holders of its Common Stock or any other class of its capital stock;

            (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any rights to subscribe thereto;

            (c) there shall be any recapitalization of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets or of any material asset to, another corporation or business organization or any other extraordinary event or any Transaction;

            (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company in a single transaction or a series of related transactions; or

            (e) the Company shall declare any share split, share dividend, subdivision, combination or similar distribution with respect to the shares of Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock;

(each such event, a "Notification Event"), then, in any one or more of such cases, the Company shall give Holder written notice, by certified mail (or nationally recognized overnight courier), of the date on which a record shall be taken for such Notification Event or for determining stockholders entitled to vote upon such Notification Event or winding up and of the date, if determined, when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Notification Event, as the case may be. Such notice shall describe the proposed transaction in reasonable detail and specify the consideration to be received by Holder in respect thereto and/or any adjustment that would be made to the number of Warrant Shares obtainable upon the exercise of this Warrant as a result of such transaction. The Company shall also furnish to Holder all notices and materials furnished to its stockholders in connection with such transaction as and when such notices and materials are furnished to its stockholders. Such written notice shall be given not less than 10 days prior to the record date with respect thereto.

Section 4. DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Otherwise, as used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

      4.1. The term "Common Stock" includes the Company's Common Stock and any other securities or rights into which or for which the Common Stock is converted or exchanged, whether pursuant to a plan of reclassification, reorganization, consolidation, merger, sale of assets, dissolution, liquidation, or otherwise.

      4.2. The term "Credit Agreement" shall mean that certain Amended and Restated Revolving Credit and Security Agreement dated as of November 26, 2003 and made by and among the Company, PNC Bank, National Association, as agent, and RVSI Investors, L.L.C., a Delaware limited liability company, as the same shall be amended, restated or otherwise modified from time to time.

      4.3. "Current Market Price Per Share" shall mean, with respect to any of the Common Stock, as of any particular date of determination:

            (a) if the Common Stock is then reported on the Composite Transactions Tape, the average of the daily closing prices for the 20 consecutive trading days immediately prior to such date as reported on the Composite Transactions Tape (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 20-day period); or

            (b) if the Common Stock is not then reported on the Composite Transaction Tape but is then listed or admitted to trading on a national securities exchange, the average of the daily last sale prices regular way of such Common Stock, for the 20 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 20-day period), on the principal national securities exchange on which such Common Stock is traded or, in case no such sale takes place on any such day, the average of the closing bid and asked prices regular way, in either case on such national securities exchange; or

            (c) if the Common Stock is not then reported on the Composite Transaction Tape and is not then listed or admitted for trading on a national securities exchange but is then traded on the over-the-counter market, the average of the daily closing sales prices, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market, for the 20 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 20-day period), as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated or any successor thereof, or, if not so reported the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose; or

            (d) if no such prices are then furnished, the higher of (x) the Exercise Price and (y) the fair market value of a share of the Common Stock as determined by agreement between the Holder and the Company or, in the absence of such an agreement, by a mutually agreed upon accounting firm (the cost of which engagement will be borne by the Company) and reasonably acceptable to the holders of a majority of the Warrants.

      4.4. The term "Person" shall mean an individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

Section 5. REPLACEMENT OF WARRANTS.

      Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu of and in replacement of this Warrant, a Warrant identical in form to this Warrant.

Section 6. REMEDIES.

      The Company stipulates that the remedies at law of Holder in the event of any breach or threatened breach by the Company of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a breach of any of the terms hereof or otherwise. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Warrant by Holder. Such remedies and all other remedies provided for in this Warrant shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that may be available under this Warrant.

Section 7. NOTICES.

      Where this Warrant provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (i) delivered personally, (ii) sent by certified, registered or express mail, postage prepaid (iii) telexed or sent by facsimile transmission, and shall be deemed given when so delivered personally, telexed, sent by facsimile transmission (confirmed in writing) or mailed. Notices shall be addressed, if to Holder, to the address of Holder appearing in the registration books referred to in Section 8 or, if to the Company, to its office maintained pursuant to Section 2.3.

Section 8. SALE OF WARRANT OR SHARES.

      This Warrant shall be registered on the books of the Company, which shall be kept by it at its principal office for that purpose and shall be transferable only on said books by the registered Holder's duly authorized attorney upon surrender of this Warrant properly endorsed.

Section 9. NO DIVIDENDS OR VOTING RIGHTS.

      Unless and until exercised, no provision of this Warrant shall be construed as conferring upon Holder the right to receive dividends or to vote as a stockholder of the Company.

Section 10. SURVIVAL.

      The provisions of Section 6 shall survive the termination or expiration of this Warrant and shall continue to be effective with respect to Warrant Shares.

Section 11. MISCELLANEOUS.

      This Warrant shall be binding upon the Company and Holder and their legal representatives, successors and assigns. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

Section 12. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws provisions thereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as an instrument under seal by a duly authorized officer and attested by its Secretary or Assistant Secretary.

Dated as of June 25, 2004

                                        Robotic Vision Systems, Inc.


                                        By:By: /s/ Jeffrey P. Lucas
                                              ----------------------------------
                                           Name: Jeffrey P. Lucas
Attest:                                    Title: Chief Financial Officer


      /s/ Patricia A. Kuehne
----------------------------------------
Name: Patricia A. Kuehne
Title: Director of Shareholder Services

Signature Page to Common Stock Warrant

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE

                   (To be signed only on exercise of Warrant)

TO: __________________

    __________________

    __________________

Vested Number as of the date hereof:                    ________________________
Warrant Shares previously acquired by the Holder:       ________________________
Vested Number of Warrant Shares remaining(1):           ________________________

      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to receive thereunder ____________* shares of Common Stock of Robotic Vision Systems, Inc., and requests that the certificates for such shares be issued in the name of ____________________, and delivered to ____________________________________________ whose address is
__________________________________________________.

Dated: _____________________

                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant)


                                        ________________________________________

                                        (Address)

                                        ________________________________________

* Insert here the number of shares of Common Stock as to which the Warrant is being exercised.

----------
(1) The Vested Number may be increased from time to time depending on the amount of Revolving Advances ever outstanding, as provided in the definition of "Vested Number".

                                    EXHIBIT B

                          FORM OF NOTICE OF CONVERSION

                   (To be executed upon conversion of Warrant)

Vested Number as of the date hereof:                    ________________________
Warrant Shares previously acquired by the Holder:       ________________________
Vested Number of Warrant Shares remaining(2):           ________________________

      The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant delivered herewith, to convert ___________ shares ("Converted Shares") that may be purchased under the Warrant represented thereby into _______ Warrant Shares* in accordance with the terms hereof and cash in the amount of $________ in lieu of fractional shares, calculated as follows (capitalized terms not defined in this notice are used as defined in the Warrant):

     (______ Converted Shares x $_______ [Current Market Price Per share]) - (______ Converted Shares x Exercise Price [$______, as adjusted])
     = $_______ ["Value of Warrant to be Converted"]

     $_______ [Value of Warrant to be Converted] / $_______ [Current Market Price Per Share] = ______ Warrant Shares and ._____ fractional share x $_______ [Current Market Price Per Share].

      The undersigned requests that a certificate for such Warrant Shares be registered in the name of __________________________ whose address is _______________________________ and that such certificate be delivered to
_________________ whose address is ________________________. If said number of
Warrant Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant representing the remaining balance of the Warrant Shares be registered in the name of ___________________________ whose address is _________________________________ and that such Warrant be delivered to ___________________ whose address is ______________________.

Signature:


________________________________________
(Signature must conform in all respects
to name of holder as specified on the
face of the Warrant.)

Date:_____________

*     Consisting of _____ shares of Common Stock

----------
(2) The Vested Number may be increased from time to time depending on the amount of Revolving Advances ever outstanding, as provided in the definition of "Vested Number".


                                      A-2